EXHIBIT 10.72


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THIS NOTE HAS NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED
(THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

                                 PROMISSORY NOTE

U.S. $833,180.99                                          As of December 1, 2004

         For value received, the undersigned, Ramp Corporation, a Delaware corporation (the "Maker"), promises to pay to the order of Lakeview Properties Ltd., an Anguilla corporation (the "Holder"), the aggregate principal amount of EIGHT HUNDRED THIRTY-THREE THOUSAND ONE HUNDRED EIGHTY DOLLARS AND NINETY-NINE CENTS (US $833,180.99), without interest on the unpaid principal amount of this Promissory Note (the "Note"). All payments by the Maker hereunder shall be made in United States Dollars and in immediately available funds.

         1. Maturity Date and Payment.

         (a) The outstanding principal amount of this Note, plus all accrued and unpaid financing fees under the , shall be due and payable by Maker on the Maturity Date. For purposes of this Agreement, the term "Maturity Date" shall mean the earliest to occur of any of the following events:

         (i) forty-five (45) days following the date hereof (the "Initial Term") or January 14, 2005; and

         (ii) upon the occurrence of an Event of Default (as defined in Section 4 hereof).

         (b) The Maker may prepay all or a portion of the outstanding principal, at any time and from time to time, prior to the Maturity Date without premium or penalty. Each prepayment shall be applied first to the payment of all fees accrued hereunder on the date of any prepayment, and the balance of any such prepayment shall be applied to the principal amount hereof.

         2. Holder's Representations and Warranties. As of the date of this Note, the Holder represents and warrants to the Maker that: (a) it is an "accredited investor" as defined under Rule 501(a) of Regulation D promulgated under the Securities Act, (b) it is not a "U.S. person", as defined under Rule 902(o) of Regulation S of the Securities Act and is not acquiring the Note for the account or benefit of any U.S. person, (c) the Holder is acquiring the Note in an "offshore transaction", as defined in Rule 902(i) of Regulation S, (d) the Note was not offered to the Holder in the United States and, at the time of execution of this Note and the time of any offer to the Holder hereunder, the Holder was physically located outside of the United States, and (e) the Note has been sold pursuant to Regulation S under the Securities Act.

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         3. Events of Default.  The occurrence at any time of any one or more of the following events shall constitute an "Event of Default" under this Note: (a) the Maker's failure to pay any principal, interest or other amount if and when due under this Note and such breach shall continue uncured for five (5) consecutive days; (b) failure of the Maker to perform any of its agreements and obligations under this Note or any other agreement entered into by and between the Holder and the Maker, or a material breach of any of the Maker's representations and warranties or other obligations under this Note, or any other agreement entered into by and between the Holder and the Maker, and such failure to perform or material breach shall continue uncured for a period of ten
(10) business days after notice from the Holder; (c) a material breach of any of the Maker's covenants under this Note, or any other agreement entered into by and between the Holder and the Maker, and such breach shall continue uncured for a period of ten (10) business days after notice from the Holder of such breach;
(d) the dissolution, liquidation or termination of the legal existence of the Maker; (e) the appointment of a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any property of assets of the Maker, or action by any court to take jurisdiction of all or substantially all of the property or assets of the Maker; and (f) the commencement of any proceeding under any provision of the Bankruptcy Code of the United States, as now in existence or hereafter amended, or of any other proceeding under any federal or state law, now existing or hereafter in effect, relating to bankruptcy, reorganization, insolvency, liquidation or otherwise, for the relief of debtors or readjustment of indebtedness, by or against the Maker.

         4. Remedies. Upon the occurrence of an Event of Default, subject to any notice and cure periods as provided herein, the Holder shall have the immediate right, at its sole discretion, and without further notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice, all of which are hereby irrevocably and unconditionally waived by the Maker to declare the entire unpaid principal balance, and all accrued but unpaid interest and costs at once immediately due and payable (and upon such declaration, the same shall be at once immediately due and payable) and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated Maturity Date.

         5. Maximum Interest Rate. It is the intention of the Holder that the interest on the Note that may be charged to, collected from or received from the Maker shall not exceed the maximum rate permissible under applicable law. Accordingly, anything in this Note to the contrary notwithstanding, in the event any interest is charged to, collected from or received from the Maker by the Holder pursuant hereto or thereto in excess of such maximum lawful rate, then the excess of such payment over that maximum shall be applied to the reduction of the outstanding principal balance of the Note (without any prepayment premium or penalty), and any portion of such excess payment remaining after payment and satisfaction in full of the Note shall be returned by the Holder to the Maker.

         6. Miscellaneous.

         (a) Governing Law; Jurisdiction. This Note shall be governed by and construed and interpreted in accordance with, the laws of the State of New York without regard to its principles of conflicts of laws or choice of laws. The Maker and the Holder unconditionally and irrevocably consent to the jurisdiction of the federal and state courts located in the State of New York, County of New York with respect to any suit, action or proceeding arising out of or relating to this Note, and, by execution and delivery of this Note, the Maker and the Holder hereby accept for respectively for themselves, and in respect of their property, generally and unconditionally the personal jurisdiction of the aforesaid courts. The Maker and the Holder hereby unconditionally and irrevocably waive any objection including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which they

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may now or hereafter  have to the bringing of any such action or  proceeding  in such courts. The Maker and the Holder hereby irrevocably consent to the service of process on an agent of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid. Nothing herein shall affect the right of the Maker or the Holder to serve process in any manner permitted by law or to commence legal
proceedings  or  otherwise   proceed  against  the  other  party  in  any  other
jurisdiction.

         THE MAKER AND THE HOLDER HEREBY WAIVE ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA, ANY STATE OR TERRITORY, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE MAKER AND THE HOLDER OR THEIR SUCCESSORS AND PERMITTED ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE.

         (b) Waiver of Presentment and Notice. Subject to the terms and conditions of this Note, the Maker hereby waives presentment for payment, demand, notice of non-payment, nonperformance or dishonor, protest, notice of protest, notice of intent to accelerate, and notice of acceleration of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the terms of this Note and the Maker hereby agrees that its liability under this Note shall be irrevocable and unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder. The Maker hereby consents to any and all extensions of time, renewals, waivers or modifications that may be granted by the Holder in writing with respect to the payment or other provisions of this Note. Failure by the Holder to insist upon the strict performance by the Maker of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and the Holder shall retain the right thereafter to insist upon strict performance by the Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

         (c) Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

         (d) Enforcement Expenses. The Maker agrees to pay all out-of-pocket costs and expenses incurred by the Holder in connection with the enforcement of this Note, including, without limitation, all reasonable attorneys' fees and expenses.

         (e) Assignment. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part by the Maker to any person or entity, except with the consent of the Holder.

         (f) Notices. All notices and other communications required or permitted to be given pursuant to this Note shall be in writing signed by the sender, and shall be deemed duly given (i) on the date delivered if personally delivered,
(ii) on the date sent by telecopier with automatic confirmation by the transmitting machine, (iii) on the business day after being sent by Federal Express or another recognized overnight mail service for next day or next business day delivery, or (iv) five business days after mailing, if mailed by United States postage-prepaid certified or registered mail, return receipt requested, in each case addressed to the Maker or the Holder at the following respective addresses:

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               if to the Maker to:        Ramp Corporation
                                          33 Maiden Lane
                                          5th Floor
                                          New York, New York 10038
                                          Attention:  President
                                          Facsimile:  (212)  ______________

               with a copy to:            Jenkens & Gilchrist Parker Chapin LLP
                                          The Chrysler Building
                                          405 Lexington Avenue
                                          New York, NY 10174
                                          Facsimile:   (212) 704-6288
                                          Attention:  Martin Eric Weisberg, Esq.


               if to the Holder to:       Lakeview Properties Ltd.

                                          ---------------------

                                          ---------------------

                                          ---------------------
                                          Facsimile: (___) __-_____

               with a copy to:            Granot Strauss & Co.
                                          28th Floor
                                          7 Menachem Begin Street
                                          Ramat Gan 52521
                                          Israel
                                          Attention:  Richard Naimer, Esq.
                                          Facsimile No.:  _______________

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this paragraph.

         (g) Severability. If any provision of this Note is found by a court of competent jurisdiction to be invalid or unenforceable as written, then the parties intend and desire that such provision be enforceable to the full extent permitted by law, and that the invalidity or unenforceability of such provision shall not affect the validity or enforceability of the remainder of this Note.


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                  (h)  Headings.  Article and section  headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

                                        RAMP CORPORATION



                                        By: _________________________________
                                            Name: Andrew Brown
                                            Title:    Chief Executive Officer


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